Exhibit 10.2

REVOLVING CREDIT NOTE

$1,000,000	May 6, 2015

FOR VALUE RECEIVED and intending to be legally bound, the undersigned, A.D. Computer Corporation, a Pennsylvania corporation (“ADC”), Payroll Tax Filing Services, Inc., a Pennsylvania corporation (“Payroll” and together with ADC and each other Person joined as a borrower under the Loan Agreement, each a “Borrower” and collectively “Borrowers”), jointly and severally promise to pay, in lawful money of the United States of America, to the order of Metro Bank (“Lender”), at the address set forth in Section 9.8 of the Loan Agreement, the maximum aggregate principal sum of One Million Dollars ($1,000,000) or such lesser sum which represents the principal outstanding under the Revolving Credit established pursuant to the provisions of that certain Loan and Security Agreement, dated as of December 28, 2012, by and among Borrowers, Universal Business Payment Solutions Acquisition Corporation and Lender (as it may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”). All capitalized terms used herein without further definition shall have the respective meanings ascribed thereto in the Loan Agreement. The outstanding principal balance hereunder shall be payable in accordance with the terms of the Loan Agreement. The actual amount due and owing from time to time hereunder shall be evidenced by Lender's records of receipts and disbursements with respect to the Revolving Credit, which shall, in the absence of manifest error, be conclusive evidence of the amount.

Each Borrower further agrees to pay interest on the outstanding principal balance of the Revolving Credit from time to time at the per annum rates set forth in the Loan Agreement. Interest shall be calculated on the basis of a year of 360 days but charged for the actual number of days elapsed, and shall be due and payable as set forth in the Loan Agreement.

This Revolving Credit Note is that certain Revolving Credit Note referred to in the Loan Agreement.

If an Event of Default occurs and is continuing under the Loan Agreement, the unpaid principal balance of this Revolving Credit Note along with all accrued and unpaid interest and unpaid Expenses shall become, or may be declared, immediately due and payable as provided in the Loan Agreement. The obligations evidenced by this Revolving Credit Note are secured by the Collateral.

This Revolving Credit Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

Each Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Revolving Credit Note.

This Revolving Credit Note shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania. The provisions of this Revolving Credit Note are to be deemed severable and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions of this Revolving Credit Note which shall continue in full force and effect. No modification hereof shall be binding or enforceable against Lender unless approved in writing by Lender.

EACH BORROWER (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

THE FOLLOWING SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST ANY BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST ANY BORROWER, EACH BORROWER, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR BORROWERS, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS SUCH BORROWER HAS, OR MAY HAVE, TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING BEFORE ENTRY OF JUDGMENT UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. EACH BORROWER ACKNOWLEDGES THAT PURSUANT TO THIS WARRANT OF ATTORNEY, LENDER IS AUTHORIZED TO ENTER A JUDGMENT AGAINST SUCH BORROWER WHICH WILL GIVE LENDER A LIEN AGAINST REAL PROPERTY AND WHICH MAY PERMIT LENDER TO, UTILIZING THE POWER OF STATE GOVERNMENT, SEIZE PERSONAL PROPERTY INCLUDING SUCH BORROWER'S DEPOSIT ACCOUNTS. EACH BORROWER SPECIFICALLY ACKNOWLEDGES THAT LENDER HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

EACH BORROWER HEREBY EMPOWERS ANY CLERK, OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR SUCH BORROWER AFTER ANY EVENT OF DEFAULT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE AND CONFESS JUDGMENT AGAINST SUCH BORROWER FOR ALL, OR ANY PART OF, THE UNPAID PRINCIPAL BALANCE HEREUNDER AND ACCRUED INTEREST, TOGETHER WITH OTHER EXPENSES INCURRED IN CONNECTION THEREWITH AND ATTORNEYS’ FEES OF FIFTEEN PERCENT (15%) OF THE AMOUNT DUE ON THIS REVOLVING CREDIT NOTE, BUT IN NO EVENT LESS THAN THREE THOUSAND DOLLARS ($3,000), AND FOR SUCH PURPOSE THE ORIGINAL OR ANY PHOTOCOPY OF THIS REVOLVING CREDIT NOTE AND AN AFFIDAVIT OF LENDER OR LENDER'S COUNSEL AVERRING TO THE EVENT OF DEFAULT SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORIZATION SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME. EACH BORROWER HEREBY WAIVES ALL ERRORS AND RIGHTS OF APPEAL, AS WELL AS RIGHTS TO STAY OF EXECUTION AND EXEMPTION OF PROPERTY, IN ANY ACTION TO ENFORCE ITS LIABILITY HEREON.

EACH BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT SUCH BORROWER’S REASONABLE EXPECTATION WITH RESPECT TO THE AUTHORIZATION GRANTED PURSUANT TO ANY WARRANT OF ATTORNEY OR POWER OF ATTORNEY HEREUNDER, IS THAT LENDER OR ITS ATTORNEY MAY CONFESS JUDGMENT AS SET FORTH HEREIN, SEEK TO FORECLOSE ON COLLATERAL AND TAKE ALL OTHER ACTIONS WITH RESPECT TO THE EXERCISE OF LENDER'S RIGHTS HEREUNDER.  EACH BORROWER HEREBY WAIVES ALL OTHER DUTIES OF LENDER THAT MAY ARISE UNDER 20 PA. C.S.A. §5601.3(b). EACH BORROWER HEREBY REMISES, RELEASES, AND FOREVER DISCHARGES, AND WAIVES ALL CLAIMS, CAUSES OF ACTION AND ANY OTHER RIGHTS AGAINST, METRO BANK AND ITS PREDECESSORS, LEGAL REPRESENTATIVES, PAST AND PRESENT PARENT COMPANIES, SUBSIDIARIES, AGENTS, EMPLOYEES, SERVANTS, INSURERS, ATTORNEYS, OFFICERS, DIRECTORS, STOCKHOLDERS, AFFILIATES, AFFILIATE COUNTERPARTIES, SUCCESSORS IN INTEREST, AND ASSIGNS  OF AND FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, FEES, AND COSTS, SUMS OF MONEY, RIGHTS, CAUSES OF ACTIONS, OBLIGATIONS AND LIABILITIES OF ANY KIND OR NATURE WHATSOEVER INCLUDING ATTORNEYS’ FEES, ARISING UNDER OR RELATING TO ANY DUTIES OF AN AGENT UNDER 20 PA. C.S.A. §5601.3 OR OTHERWISE.

[signature page follows]

IN WITNESS WHEREOF, and intending to be legally bound hereby, each Borrower has executed these presents the day and year first above written.

A. D. COMPUTER CORPORATION

By:	/s/ Gregory M. Krzemien
Name:	Gregory M. Krzemien
Title:	Treasurer

PAYROLL TAX FILING SERVICES, INC.

By:	/s/ Gregory M. Krzemien
Name:	Gregory M. Krzemien
Title:	Treasurer

[Signature Page to Revolver Note]